                                    FORM 8K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 28, 1998

                 FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

                       ------------------------------------

        (Exact name of registrant as specified in its governing instruments)


         Delaware                       333-48943               56-1643598
----------------------------    -------------------------   ------------------
(State or other jurisdiction    (Commission File Numbers)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                            One First Union Center
                      Charlotte, North Carolina 28228-0600
                      ------------------------------------
                     (Address of Principal Executive Offices)

        Registrant's telephone number, including area code: (704)374-6828


                                                       Exhibit Index appears on
                                                                         page 5

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

Item 5. Other Events

     On or about May 28, 1998, the Registrant will cause the issuance and sale of approximately $3,408,048,239 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-C2, in several classes (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 1998, among the Registrant, First Union National Bank as master servicer, Criimi Mae Services Limited Partnership as special servicer and Norwest Bank Minnesota, National Association, as trustee (the "Pooling and Servicing Agreement").

     In connection with the sale of the Series 1998-C2, Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class IO Certificates (collectively, the ""Underwritten Certificates"), the Registrant has been advised by Lehman Brothers Inc. and First Union Capital Markets, a division of Wheat First Securities, Inc. (together the "Underwriters") that either one or both of the Underwriters have, following the effective dates of Registration Statement No. 333-48943, furnished to one or more prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates, which computational materials are being filed as an exhibit to this report.

     The Computational Materials have been provided by either one or both of the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by either one or both of the Underwriters. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for all investors.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements.

             Not applicable.

         (b) Pro Forma Financial Information

             Not applicable.

         (c) Exhibits

                              Item 601(a) of Regulation
Exhibit Number                     S-K Exhibit No.                      Description
--------------                  -----------------------              --------------------
     1                                    99                         Computational Materials

                                                                     (filed as paper document
                                                                     under cover of Form SE)


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST UNION COMMERCIAL
                                         MORTGAGE SECURITIES, INC.


                                       By: /s/ Brian E. Simpson
                                           --------------------------------
                                           Name:   Brian E. Simpson
                                           Title:  President


Dated May 28, 1998

                                EXHIBIT INDEX



                              Item 601(a) of Regulation
Exhibit Number                      S-K Exhibit No.                            Description
--------------                -------------------------                 -----------------------
      1                                  99                             Computational Materials





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